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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): APRIL 26, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-13289                76-0069030
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)



             5847 SAN FELIPE, SUITE 3300
                   HOUSTON, TEXAS                          77057
      (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.1 Contract status information and supplemental financial and operating statistics posted to Pride's website on April 26, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         Pride is hereby furnishing information regarding the contract status of its rigs and supplemental financial and operating statistics posted to its website on April 26, 2002. Such information is filed as Exhibit 99.1 to this Current Report.






















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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIDE INTERNATIONAL, INC.


                                       By:  /s/ Earl W. McNiel
                                           -------------------------------------
                                                Earl W. McNiel
                                                Vice President and
                                                Chief Financial Officer


Date: April 26, 2002


















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                                  EXHIBIT INDEX

NO.               DESCRIPTION
---               -----------

99.1 Contract status information and supplemental financial and operating statistics posted to Pride's website on April 26, 2002.
































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